UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                   FORM 8-K

                                 CURRENT REPORT

                          Pursuant to Section 13 of the
                         Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) October 28, 2000


                            STONE ENERGY CORPORATION
               (Exact name of registrant as specified in charter)




        Delaware                       1-12074                  72-1235413
    (State or other juris-           (Commission              (IRS Employer
   diction of incorporation)         file number)           Identification No.)



  625 East Kaliste Saloom Road, Lafayette, Louisiana             70508
       (Address of principal executive offices)                (Zip Code)


       Registrant's telephone number, including area code: (337) 237-0410

ITEM 5. OTHER EVENTS

         Attached hereto as Exhibit 99 is the Company's press release, dated October 30, 2000, relating to the Company's announcement of a merger agreement between Stone Energy Corporation and Basin Exploration, Inc.


ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

     (c)  Exhibits

                  99 Stone Energy Corporation press release announcing a merger agreement between Stone Energy Corporation and Basin Exploration, Inc.

                                    SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                              STONE ENERGY CORPORATION
                                                    (Registrant)



Dated: October 31, 2000                     /s/    James H. Prince
                                          --------------------------------
                                                   James H. Prince
                                         Vice President, Chief Financial Officer
                                                     and Treasurer